MESSAGE FROM THE MANAGING GENERAL PARTNER


Table of Contents

                                              Page

Message from the
Managing General Partner                        1

Fund Reports

Franklin Tax-Advantaged
International Bond Fund                         3

Franklin Tax-Advantaged
U.S. Government Securities Fund                 9

Franklin Tax-Advantaged
High Yield Securities Fund                     14

Glossary                                       20

Statement of Investments                       21

Financial Statements                           33

Notes to Financial Statements                  36

Report of Independent Auditors                 42



                                                              February 17, 1997

Dear Shareholder:

It is a pleasure to bring you the annual report of the Franklin Partners Funds(R) for the period ended December 31, 1996.

It has been nearly a year since the U.S. Federal Reserve Board (the Fed) adjusted short-term interest rates. At the end of 1995, the U.S. economy was growing at a meager annual rate of only .3% -- near a recessionary level. Employment reports in February and March showed signs of improvement following the Fed's rate reduction in late January -- the Fed's only adjustment in 1996.

Surprisingly strong growth in the second quarter brought some fears of higher inflation; but investors' fears eased off in the third quarter, pushing interest rates -- and yields on most debt instruments -- lower. In fact, interest rates continued to drop until reports revealed that activity in some key sectors (such as manufacturing) picked up during the fourth quarter. At the end of the reporting period, the 30-year Treasury's yield was 6.60%.*


*Micropal.


Looking forward, we expect moderate U.S. economic growth and continued mild inflation. However, several factors may impact the bond market in 1997, including ongoing reforms of entitlement programs and their effect on the federal budget. Additionally, if stronger economic growth in Europe and Asia causes rising interest rates in these regions, investors may move their debt investment from the U.S. to foreign markets. Such a movement of assets may force U.S. interest rates to rise.

The following pages contain specific information regarding the performance of your investment and the other Franklin Partners Funds(R) over the fiscal year. You will also find we have added a glossary at the back of the report that contains definitions of certain investment terms for your reference. As always, we appreciate your continued support and welcome your comments.

Sincerely,



Rupert H. Johnson, Jr.
Executive Vice President and
Managing General Partner


Special Update

As you may know, due to a change in U.S. tax laws which occurred after the Franklin Partners Funds(R) were first offered to investors, after 1997, non-U.S. investors in Partners Funds will become subject to U.S. withholding taxes. The Managing General Partners believe that this is not consistent with the purpose of the Funds, and have determined to recommend that Partners approve actions which would allow non-U.S. Partners to continue to receive income free from U.S. taxation. U.S. investors will have the opportunity to exchange their investments into other U.S.-registered Franklin Templeton Funds, while non-U.S. Partners will be advised of other options which may accommodate the tax and investment goals of those Partners. We'll apprise you of progress as we move ahead.


FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND

Your Fund's Objective:

Seeks to provide current income through investments in debt securities of non-U.S. issuers and foreign currency denominated debt securities of U.S. issuers.*

We are pleased to report that the Franklin Tax-Advantaged International Bond Fund generated a cumulative total return of +11.41% for the 12-month period ended December 31, 1996, as discussed in the Performance Summary on page 6.

During the period, we slightly increased the fund's exposure to the dollar-bloc countries of Australia, Canada and New Zealand. We implemented this strategy in the belief that U.S. interest rates would remain relatively stable compared with those in other parts of the world, which would allow for more stable bond prices in the dollar-bloc countries. Since U.S. interest rates did remain relatively stable, this strategy was successful and benefited the fund's performance. Additionally, because the dollar rose relative to other currencies during the period, the fund's heavy emphasis on dollar-denominated securities increased returns.

We also reallocated our European assets, shifting investments away from core markets, including Germany and France, to higher-yielding markets such as Italy, Spain and Sweden. This was in accordance with our belief that improved domestic policies adopted in the higher-yielding markets would generate the strongest returns. This strategy also proved successful, ultimately benefiting shareholders.

The major asset-allocation changes over the fiscal year reflected the fund's investment strategies.


*The risks of  investing  in a global  fund,  such as currency  fluctuation  and
increased   vulnerability   to  adverse   economic,   political  or   regulatory
developments, are described in the fund's prospectus.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




For a complete list of portfolio holdings, please see page 21 of this report.


At the beginning of the period, exposure to the German and French bond markets, totaling 11.2% and 7.0% of total net assets, was reduced by December 31, 1996, to 10.6% and 1.8%, respectively. Allocations in Italy, Spain and Sweden, totaling 9.2%, 5.3% and 7.4% at the beginning of the period, were increased to 10.8%, 7.6%, and 7.6%, respectively. In addition, Australian holdings were increased, from 10.8% to 11.8%, while an 8.9% holding in New Zealand remained relatively constant, ending the year at 8.3%.

Looking Forward

We feel that U.S. inflation should not pose a major threat to interest rates during the next year, while the continuing deflationary trends in Europe and Japan should help lower the overall level of interest rates globally.

However, we do anticipate continued volatility in bond and currency markets around the world.

We believe a diversified, global bond portfolio can be an attractive vehicle to help soften such volatility, and we search for attractive total return opportunities wherever they may appear. In particular, we see opportunities for improved returns in slower-growth European economies and in selective emerging-market countries.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.

Performance Summary

The Franklin Tax-Advantaged International Bond Fund's share price, as measured by net asset value, increased 48.0 cents during the reporting period, from $11.96 on December 31, 1995, to $12.44 on December 31, 1996. During the period, the fund paid distributions totaling 82.75 cents ($0.8275) per share.

At the end of the reporting period, your fund's distribution rate was 6.20%, based on an annualization of the fund's distributions during the previous 30 days and the maximum offering price of $12.99 on December 31, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +11.41% for the 12-month period ended December 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. Past performance is not predictive of future results.


   Franklin Tax-Advantaged
   International Bond Fund
   Dividend Distributions (1/1/96-12/31/96)

                                         Dividend
   Month                                 per Share
--------------------------------------------------------------------------------
   January                               6.30 cents
   February                              6.55 cents
   March                                 6.49 cents
   April                                 7.16 cents
   May                                   6.83 cents
   June                                  8.31 cents
   July                                  6.42 cents
   August                                6.62 cents
   September                             6.73 cents
   October                               7.38 cents
   November                              6.86 cents
   December                              7.10 cents
   Total                                82.75 cents


The graph to the right compares the performance of the fund's shares since inception with that of the Salomon Brothers Non-U.S. World Government Bond Index. Although the fund's shares underperformed the index, an unmanaged market index has inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds can never be 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Tax-Advantaged International Bond Fund

Periods Ended December 31, 1996

                                                                       Since
                                                                     Inception
                                                 1-Year    5-Year    (6/9/90)
--------------------------------------------------------------------------------

        Cumulative Total Return1                11.41%     52.53%    94.69%
        Average Annual Total Return2             6.68%      7.88%     9.95%

        Distribution Rate3             6.20%
        30-Day Standardized Yield4     5.20%
--------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the distributions paid over the 30 days ended December 31, 1996, and the maximum offering price of $12.99 on the same date.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective July 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total returns. If the manager had not taken this action, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.09%. The fee waiver may be discontinued at any time upon notice to the fund's Managing General Partners.


FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective:

Seeks  to  provide  current  income  through   investments  in  U.S.  government
obligations, primarily Government National Mortgage Association securities.

The  Franklin   Tax-Advantaged  U.S.  Government  Securities  Fund  generated  a cumulative total return of +4.22% for the 12-month period ended December 31, 1996, as discussed in the Performance Summary on page 11.

During the reporting period, the agency mortgage pass-through market experienced lower prepayment risk because interest rates rose during much of the year and mortgage refinancing slowed. Interest rate movements in 1996 were generally less volatile than during 1994 and 1995, leading to more predictable estimates of average life of GNMA securities. Although the higher yields of mortgage pass-through securities improved their performance relative to other government bonds, rising interest rates during part of the period limited the fund's returns.

Portfolio Update

Over the past 12 months, the fund's manager employed a consistent, disciplined and conservative approach to investing in the U.S. government bond market. The fund also continued to experience low portfolio turnover, which reduced transaction costs and ultimately benefited shareholders.

During the 12-month period, the fund made additional purchases of current coupon GNMA securities, which slightly reduced the portfolio's "barbelled" position among coupon sectors. In addition, we sought to enhance the fund's performance by selecting those mortgage pools with the financial attributes that appeared to be most attractive for the fund. Our increased ability to select specific securities resulted from the agency pass-through market's increased division into sectors based on attributes of the underlying loans.

For example, within the universe of mortgage-backed securities, mortgage pools have varying degrees of interest rates and dates of issuance, and therefore exhibit divergent prepayment patterns. The emergence of these more pronounced sectors helped us to anticipate certain prepayment patterns and to purchase the securities we believed were most appropriate.

Looking forward, we anticipate that the trend toward lower interest rate volatility will help the fund provide competitive returns with superior credit quality.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.

Performance Summary

The Franklin Tax-Advantaged U.S. Government Securities Fund's share price, as measured by net asset value, decreased 28.0 cents during the reporting period, from $10.80 on December 31, 1995, to $10.52 on December 31, 1996. During the reporting period, the fund paid distributions totaling 70.85 cents ($0.7085) per share.

At the end of this reporting period, your fund's distribution rate was 6.23%, based on an annualization of the fund's distributions during the previous 30 days and the maximum offering price of $10.99 on December 31, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +4.22% for the 12-month period ended December 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. Past performance is not predictive of future results.


   Franklin Tax-Advantaged
   U.S. Government Securities Fund
   Dividend Distributions (1/1/96-12/31/96)

                                         Dividend
   Month                                 per Share
--------------------------------------------------------------------------------
   January                               6.30 cents
   February                              5.97 cents
   March                                 5.53 cents
   April                                 6.22 cents
   May                                   5.89 cents
   June                                  5.47 cents
   July                                  6.25 cents
   August                                5.71 cents
   September                             6.05 cents
   October                               5.86 cents
   November                              5.59 cents
   December                              6.01 cents
   Total                                70.85 cents


The graph to the right compares the performance of the fund's shares since inception with that of the Lehman Brothers Intermediate Government Bond Index. As you can see, the fund's shares have outperformed this benchmark index. Of course, an unmanaged market index has inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds can never be 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Tax-Advantaged U.S. Government Securities Fund

Periods ended December 31, 1996

                                                                       Since
                                                                     Inception
                                                 1-Year    5-Year    (5/4/87)
--------------------------------------------------------------------------------

     Cumulative Total Return1                    4.22%     37.45%    127.47%
     Average Annual Total Return2             -.22%         5.65%      8.39%

     Distribution Rate3                 6.23%
     30-Day Standardized Yield4         6.24%
--------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the distributions paid over the 30 days ended December 31, 1996, and the maximum offering price of $10.99 on the same date.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective July 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND

Your Fund's Objective:

Seeks to provide high current income from a portfolio of high-yielding, lower-rated corporate bonds issued by U.S. and non-U.S. corporations.

Fund Overview

We are pleased to report that the Franklin Tax-Advantaged High Yield Securities Fund performed very well in meeting its investment objective. Moderate economic growth, low inflation and declining interest rates contributed to the fund's strong performance relative to other fixed-income investments for the fiscal year ended December 31, 1996. The high-yield market outperformed U.S. Treasury securities of similar maturities, and improving corporate profits and strong demand for high-yield securities helped the fund provide a one-year total return of +12.55%, as discussed in the Performance Summary on page 17.

Portfolio Update

During the reporting period, the fund made several industry-allocation changes. We decreased our investments in transportation and forest/paper products after profit-taking in certain of these companies. We also pared back our investments in food retailing due to changing competitive dynamics, and reduced our investments in health care because of the uncertain legislative outlook for 1997.

We increased our exposure to telecommunications and wireless communications in light of the more favorable competitive outlook resulting from the Telecommunications Act of 1996. Essentially, this law allows regional telephone companies to offer long-distance and cable services, TV networks to own more TV and radio stations, and cable companies to set their own prices. These industries performed well during the year due to economies of scale and increased market penetration. Some of the fund's bonds that exhibited exceptional performance during the reporting period included those from Sprint Spectrum, IntelCom Group, and Teleport Communications.

Other companies whose securities helped the fund's performance included IMC Global, REPAP Wisconsin, MFS Communications and Bally's Grand. IMC Global, an international fertilizer company, was upgraded to investment-grade status by Moody's and Standard & Poor's(R) (two national credit-rating agencies) as a result of improving fundamentals. REPAP, MFS and Bally's benefited from mergers with larger, well-capitalized companies.

With an eye toward the future, we improved the average credit quality of the portfolio during the year, from B3 to B2, as rated by Moody's. We made this strategic move toward higher quality issues, recognizing that the U.S. economy is in its sixth year of expansion, and thus may be unable to sustain the strong growth in corporate profits experienced over the last few years. We also believe that acquiring higher-quality issues is a prudent investment strategy for the long term. Looking forward, we anticipate an environment of moderate growth and low inflation, which should be favorable for the high-yield bond market.




GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT




This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


   Franklin Tax-Advantaged
   High Yield Securities Fund
   Top 10 Holdings on December 31, 1996
   Based on Total Net Assets


   Company                                % of Total
   Industry                               Net Assets
--------------------------------------------------------------------------------
   MFS Communications Co., Inc.              2.09%
   Telecommunications

   Sprint Spectrum L.P.                      1.92%
   Wireless Communications

   IMC Global, Inc.                          1.78%
   Chemicals

   Cablevision Systems Corp.                 1.77%
   Cable Television

   Paging Network, Inc.                      1.72%
   Wireless Communications

   Arcadian Partners L.P.                    1.66%
   Chemicals

   Four M Corp.                              1.50%
   Forest and Paper Products

   Sygnet Wireless, Inc.                     1.49%
   Wireless Communications

   Tenet Healthcare Corp.                    1.33%
   Health Care Services

   Abbey Healthcare Group, Inc.              1.25%
   Health Care Services


For a complete list of portfolio holdings, please see page 26 of this report.


Performance Summary

The Franklin Tax-Advantaged High Yield Securities Fund's share price, as measured by net asset value, increased 27.0 cents during the reporting period, from $8.71 on December 31, 1995, to $8.98 on December 31, 1996. During the reporting period, the fund also paid distributions totaling 76.74 cents ($0.7674) per share.

At the end of the reporting period, your fund's distribution rate was 8.61%, based on an annualization of the fund's distributions during the previous 30 days and the maximum offering price of $9.38 on December 31, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +12.55% for the 12-month period ended December 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. Past performance is not predictive of future results.

The graph to the right compares the performance of the fund's shares since inception with that of CS First Boston High Yield Index and the Salomon Brothers Combined Corporate Index. We believe that the CS First Boston High Yield Index of approximately 1,500 high-yield corporate securities rated BBB and lower by Standard & Poor's(R) bond rating service provides the more appropriate comparison given the fund's current portfolio. For this reason, the Salomon Brothers Combined Corporate Index will be removed in the 1997 annual report.


   Franklin Tax-Advantaged
   High Yield Securities Fund
   Dividend Distributions (1/1/96-12/31/96)

                                         Dividend
   Month                                 per Share
   -----------------------------------------------------------------------------
   January                               6.73 cents
   February                              5.80 cents
   March                                 5.56 cents
   April                                 6.49 cents
   May                                   6.31 cents
   June                                  6.08 cents
   July                                  6.71 cents
   August                                6.09 cents
   September                             6.44 cents
   October                               6.89 cents
   November                              6.59 cents
   December                              7.05 cents
   Total                                76.74 cents


Although the fund's shares have slightly underperformed the indices, an unmanaged market index has inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds can never be 100% invested because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.




GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Franklin Tax-Advantaged High Yield Securities Fund

Periods ended December 31, 1996

                                                                      Since
                                                                    Inception
                                                 1-Year    5-Year   (5/4/87)
--------------------------------------------------------------------------------

    Cumulative Total Return1                    12.55%     80.56%    59.80%
    Average Annual Total Return2                 7.72%     11.58%     9.90%

    Distribution Rate3                  8.61%
    30-Day Standardized Yield4          8.39%
--------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the distributions paid over the 30 days ended December 31, 1996, and the maximum offering price of $9.38 on the same date.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1996. High yields reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the market prices for these instruments.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective July 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Glossary

Terms:

Average Life: Average length of time before the principal (face value) of a debt issue is scheduled to be repaid.

Barbell Strategy: Holding a portfolio of bonds whose interest rates are distributed like the shape of a barbell, with most of the portfolio invested in higher-coupon and lower-coupon bonds.

Coupon: Interest rate on a debt security that the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value (usually per $1,000). For example, a $1,000 bond with a 10% coupon will pay $100 per year in interest.

Credit Quality: An evaluation of the potential for a bond issuer to default on interest or principal payments. Standard & Poor's(R), Moody's Investors Service, and Fitch's Investors Service analyze the financial strength of a bond's issuer, and assign ratings ranging from AAA (unlikely to default) to D (in default). Bonds rated AAA to BBB are called "investment grade."

Current Coupon Bond: Corporate, federal or municipal bond with a coupon that's within a half a percentage point of current market rates.

GNMA  Security:  GNMAs  are  guaranteed  by  the  Government  National  Mortgage
Association as to the timely payment of principal and interest, even if homeowners don't make mortgage payments on time.

Interest Rate Risk: Risk that changes in interest rates will adversely affect the value of investments. For example, an investor with large holdings in long-term bonds has considerable interest rate risk, because the value of those bonds will fall if interest rates rise.

Mortgaged-Backed Security: Security backed by a pool of mortgages. Such securities are issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, while others are guaranteed by the Government National Mortgage Association. Most mortgaged-backed securities are pass-through securities, which means they provide investors with monthly payments consisting of a prorated share of both regular interest and principal payments -- as well as unscheduled early prepayments -- on the underlying mortgage pool.

Prepayment/Reinvestment Risk: Risk that falling interest rates will prompt homeowners to refinance their mortgage loans. When homeowners refinance, investors in mortgage pass-through securities receive a return of principal that must be reinvested at a lower rate.

Indices:

CS First Boston High Yield Index: Unmanaged, trader-priced portfolio constructed to mirror the public high-yield debt market. The Index has several modules representing different sectors of the high-yield market, including cash-paying, zero-fix, defaulted and pay-in-kind modules.

Lehman Brothers Intermediate Government Bond Index: Includes fixed-rate debt that is rated investment grade or higher by Moody's, Standard & Poor's, or Fitch's. Debt is issued by the U.S. government and its agencies, and has a maturity of one to 10 years.

Salomon Brothers Combined Corporate Index: Includes all corporate issues, rated from AAA to CCC, from the High-Yield Market Index and the corporate component of the Salomon Brothers Broad Investment Grade Bond Index.

Salomon Brothers Non-U.S. World Government Bond Index: Covers the available market for domestic government bonds. Contains an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer and amounts outstanding of at least the U.S. equivalent of $25 million.


FRANKLIN PARTNERS FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


                Face                                                                                    Value
 Country*      Amount         Franklin Tax-Advantaged International Bond Fund                         (Note 1)
----------------------------------------------------------------------------------------------------------------
                              Foreign Notes, Bills, Bonds & Government Securities  92.6%
                              Australia  11.8%
    AU            820,000     EIB Global Bond, 10.25%, 10/01/01 .................................      $ 744,251
    AU          1,000,000     EuroFima, 9.875%, 01/17/07 ........................................        918,051
    AU            600,000     New South Wales Treasury Corp., 7.00%, 04/01/04....................        463,811
    AU            425,000     Queensland Treasury Corp., notes, 12.00%, 07/15/99 ................        380,409
    AU          1,660,000     Queensland Treasury Corp., notes, 8.00%, 05/14/03 .................      1,364,232
                                                                                                    ------------
                                                                                                       3,870,754
                                                                                                    ------------
                              Canada  12.3%
    CA            400,000     Government of Canada, 8.50%, 04/01/02 .............................        329,568
    CA            945,000     Government of Canada, 10.25%, 02/01/04 ............................        853,263
    CA            550,000     Government of Canada, 8.75%, 12/01/05..............................        466,971
    CA            420,000     Hydro-Quebec, Eurobonds, 11.25%, 10/10/00 .........................        368,706
    CA            150,000     Ontario-Hydro, Eurobonds, 9.00%, 06/24/02 .........................        125,713
    CA          1,500,000     Province of British Columbia, 9.00%, 01/09/02 .....................      1,249,692
    CA            830,000     Province of Ontario, 7.50%, 01/19/06...............................        645,370
                                                                                                    ------------
                                                                                                       4,039,283
                                                                                                    ------------
                              Denmark  11.1%
    DK          7,750,000     Government of Denmark, 9.00%, 11/15/00 ............................      1,499,597
    DK          1,176,000     Nykredit, 9.00%, 10/01/12 .........................................        216,269
    DK          5,780,000     Nykredit, 6.00%, 10/01/26 .........................................        850,953
    DK          7,473,000     Realkredit Danmark, 6.00%, 10/01/26 ...............................      1,104,644
                                                                                                    ------------
                                                                                                       3,671,463
                                                                                                    ------------
                              France  1.8%
    FR          4,250,000     French OAT, Strip, 0.00%, 10/25/15 ................................        226,901
    FR            510,000     French OAT, Strip, 0.00%, 10/25/16 ................................         24,869
    FR          1,500,000     Government of France, OAT, 8.50%, 12/26/12 ........................        352,565
                                                                                                    ------------
                                                                                                         604,335
                                                                                                    ------------
                              Germany  10.6%
    DD          1,380,000     Deutschland Republic, 8.50%, 08/21/00..............................      1,019,415
    DD          1,070,000     Deutschland Republic, 8.25%, 09/20/01..............................        796,258
    DD          1,450,000     German Unity Fund, 8.75%, 8/20/01..................................      1,096,760
    DD            850,000     West Japan Railway Co., 8.70%, 06/25/97 ...........................        564,365
                                                                                                    ------------
                                                                                                       3,476,798
                                                                                                    ------------
                              Italy  10.8%
    IT      1,050,000,000     Buoni Poliennali del Tesoro, 10.50%, 07/15/00......................        776,003
    IT        900,000,000     Buoni Poliennali del Tesoro, 10.50%, 09/01/05......................        709,433
                              Italy (cont.)
    IT      2,000,000,000     Certificati di Credito del Tesoro, 12.00%, 01/20/98 ...............    $ 1,390,237
    IT      1,000,000,000     Certificati di Credito del Tesoro, 9.60%, 01/01/00 ................        672,757
                                                                                                    ------------
                                                                                                       3,548,430
                                                                                                    ------------
                              Japan  1.0%
    JP         34,000,000     International Bank of Reconstruction and Development,
                               6.75%, 03/15/00...................................................        344,878
                                                                                                    ------------
                              New Zealand  8.3%
    NZ          2,275,000     New Zealand Government, 8.00%, 07/15/98 ...........................      1,630,342
    NZ          1,500,000     New Zealand Government, 8.00%, 04/15/04 ...........................      1,107,675
                                                                                                    ------------
                                                                                                       2,738,017
                                                                                                    ------------
                              Spain  7.6%
    ES         73,000,000     Government of Spain, 11.60%, 01/15/97 .............................        563,420
    ES        107,880,000     Government of Spain, 12.25%, 03/25/00..............................        985,026
    ES        100,000,000     Government of Spain, 10.90%, 08/30/03 .............................        947,814
                                                                                                    ------------
                                                                                                       2,496,260
                                                                                                    ------------
                              Sweden  7.6%
    SE          5,100,000     Staten Bostadiffinansier, 12.50%, 01/23/97 ........................        750,591
    SE          1,800,000     Staten Bostadiffinansier, 11.00%, 01/21/99 ........................        295,667
    SE          1,700,000     Government of Sweden, 10.25%, 05/05/03.............................        304,149
    SE          8,000,000     Government of Sweden, 6.00%, 02/09/05 .............................      1,136,799
                                                                                                    ------------
                                                                                                       2,487,206
                                                                                                    ------------
                              United Kingdom  9.7%
    GB            300,000     Abbey National Treasury Service, 10.50%, 04/22/97 .................        519,709
    GB            460,000     Export-Import Bank of Japan, 10.75%, 05/15/01 .....................        876,675
    GB            270,000     Government of Italy, Eurobonds, 10.50%, 04/28/14 ..................        561,691
    GB            715,000     United Kingdom Treasury, Conversion, 7.00%, 08/06/97 ..............      1,229,071
                                                                                                    ------------
                                                                                                       3,187,146
                                                                                                    ------------
                                     Total Long Term Investments (Cost $28,302,455)                   30,464,570
                                                                                                    ------------
                             dReceivables from Repurchase Agreements  4.0%
    US          1,303,741     Joint Repurchase Agreements, 6.59%, 01/02/97
                               (Maturity Value $1,327,393) (Cost $1,326,907)
                                Aubrey G. Lanston & Co., Inc., (Maturity Value $166,345)
                                 Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                                Bear, Stearns & Co., Inc., (Maturity Value $166,345)
                                 Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                              CIBC Wood Gundy Securities Corp., (Maturity Value $166,345)
                               Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                              Daiwa Securities America, Inc., (Maturity Value $166,345)
                               Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                              Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $166,345)
                               Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                              SBC Warburg, Inc., (Maturity Value $162,978)
                               Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                              The Nikko Securities Co. International, Inc., (Maturity Value $166,345)
                               Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                              UBS Securities L.L.C., (Maturity Value $166,345)
                               Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01   $ 1,326,907
                                                                                                    ------------
                                        Total Investments (Cost $29,629,362)  96.6%                   31,791,477
                                        Other Assets and Liabilities, Net  3.4%                        1,103,102
                                                                                                    ------------
                                        Net Assets  100.0%                                           $32,894,579
                                                                                                    ============

                              At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $29,629,362 was as follows:
                                Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost..................  $ 2,799,936
                                Aggregate gross unrealized depreciation for all investments in
                                 which there was an excess of tax cost over value..................     (637,821)
                                                                                                    ------------
                                Net unrealized appreciation........................................  $ 2,162,115
                                                                                                    ============



PORTFOLIO ABBREVIATIONS:
OAT    -  Obligations Assumable by the Treasurer
L.L.C. -  Limited Liability Corp.


COUNTRY LEGEND:
AU   - Australia
CA   - Canada
DD   - Germany
DK   - Denmark
ES   - Spain
FR   - France
GB   - United Kingdom
IT   - Italy
JP   - Japan
NZ   - New Zealand
SE   - Sweden
US   - United States



*Securities traded in currency of country indicated and valued in U.S. dollars.
dFace amount for  repurchase  agreements is for the underlying  collateral.  See note 1(h) regarding joint repurchase agreement.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN PARTNERS FUNDS
================================================================================

Statement of Investments in Securities and Net Assets, December 31, 1996


    Face                                                                                                Value
   Amount         Franklin Tax-Advantaged U.S. Government Securities Fund                             (Note 1)
-----------------------------------------------------------------------------------------------------------------
                  Government National Mortgage Association (GNMA)  98.5%
$  9,103,545      GNMA I, SF, 6.00%, 10/15/23 - 11/15/23 .......................................     $ 8,460,619
  59,573,605      GNMA I, SF, 6.50%, 05/15/23 - 03/15/24 .......................................      56,911,484
   6,964,342      GNMA II, 6.50%, 09/20/23 .....................................................       6,609,599
  16,268,407      GNMA I, PL, 7.00%, 05/15/13 - 06/15/28 .......................................      15,856,623
  49,229,738      GNMA I, SF, 7.00%, 03/15/22 - 07/15/25 .......................................      48,229,799
  20,162,338      GNMA II, 7.00%, 11/20/16 - 08/20/25...........................................      19,626,793
  32,051,570      GNMA I, SF, 7.50%, 01/15/17 - 04/15/23 .......................................      32,111,701
  53,649,783      GNMA II, 7.50%, 09/20/16 - 12/20/25 ..........................................      53,415,073
  42,185,491      GNMA I, SF, 8.00%, 11/15/15 - 09/15/24 .......................................      43,081,992
   9,357,066      GNMA II, 8.00%, 11/20/16 - 08/20/22 ..........................................       9,485,735
  13,913,730      GNMA I, SF, 8.50%, 06/15/16 - 05/15/22 .......................................      14,426,848
   4,577,180      GNMA II, 8.50%, 11/20/21 - 03/20/22 ..........................................       4,711,636
   3,516,083      GNMA I, SF, 9.00%, 05/15/16 - 11/15/21 .......................................       3,709,486
   2,511,440      GNMA I, SF, 9.50%, 01/15/17 - 10/15/21 .......................................       2,716,289
     445,599      GNMA II, 9.50%, 04/20/25 .....................................................         477,488
   4,769,905      GNMA I, SF, 10.00%, 10/15/11 - 08/15/21 ......................................       5,236,458
     673,712      GNMA II, 10.00%, 10/20/16 - 11/20/20 .........................................         732,871
     133,256      GNMA, GPM, 10.25%, 02/15/16 - 09/15/20 .......................................         144,833
     747,054      GNMA I, SF, 10.50%, 02/15/16 - 07/15/19 ......................................         827,135
   1,273,874      GNMA II, 10.50%, 07/20/17 - 02/20/19 .........................................       1,397,678
     182,935      GNMA I, SF, 11.00%, 10/15/13 - 09/15/14 ......................................         204,545
     936,685      GNMA II, 11.00%, 07/20/17 - 05/20/19 .........................................       1,036,792
      79,298      GNMA I, SF, 11.50%, 08/15/16..................................................          90,103
     324,697      GNMA II, 11.50%, 08/20/16 - 03/20/19 .........................................         365,285
     133,816      GNMA I, SF, 12.00%, 06/15/15 .................................................         153,882
                                                                                                    ------------
                         Total Long Term Investments (Cost $336,537,790)                             330,020,747
                                                                                                    ------------
                 dReceivables from Repurchase Agreements  1.8%
   6,082,556      Joint Repurchase Agreements, 6.59%, 01/02/97, (Maturity Value $6,189,349)
                   (Cost $6,187,084)
                    Aubrey G. Lanston & Co., Inc., (Maturity Value $775,629)
                     Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                    Bear, Stearns & Co., Inc., (Maturity Value $775,629)
                     Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                    CIBC Wood Gundy Securities Corp., (Maturity Value $775,629)
                     Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                    Daiwa Securities America, Inc., (Maturity Value $775,629)
                     Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $775,629)
                     Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                    SBC Warburg, Inc., (Maturity Value $759,946)
                     Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                    The Nikko Securities Co. International, Inc., (Maturity Value $775,629)
                     Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                    UBS Securities, L.L.C., (Maturity Value $775,629)
                     Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 .......     $ 6,187,084
                                                                                                    ------------
                              Total Investments (Cost $342,724,874)  100.3%                          336,207,831
                              Liabilities in Excess of Other Assets  (0.3)%                           (1,125,775)
                                                                                                    ------------
                              Net Assets  100.0%                                                    $335,082,056
                                                                                                    ============



                    At December 31, 1996, the net unrealized depreciation based on the cost of investments for income tax purposes of $342,744,458 was as follows:
                      Aggregate gross unrealized appreciation for all investments in which there
                       was an excess of value over tax cost.....................................     $ 2,306,860
                      Aggregate gross unrealized depreciation for all investments in which there
                       was an excess of tax cost over value.....................................      (8,843,487)
                                                                                                    ------------
                      Net unrealized depreciation...............................................    $ (6,536,627)
                                                                                                    ============



PORTFOLIO ABBREVIATIONS:
GPM    - Graduated Payment Mortgage
L.L.C. - Limited Liability Corp.
PL     - Project Loan
SF     - Single Family



dFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note 1(h) regarding joint repurchase agreement.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN PARTNERS FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1996


    Face                                                                                                Value
   Amount         Franklin Tax-Advantaged High Yield Securities Fund                                  (Note 1)
-----------------------------------------------------------------------------------------------------------------
                  Corporate Bonds  88.8%
                  Automotive  2.3%
$  2,500,000      Aetna Industries, Inc., senior notes, 11.875%, 10/01/06.......................     $ 2,693,750
   3,000,000      Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06................       3,281,250
   1,100,000      SPX Corp., senior sub. notes, 11.75%, 06/01/02 ...............................       1,232,000
     500,000     cSafelite Glass Corp., senior sub. notes, 9.875%, 12/15/06.....................         515,000
                                                                                                    ------------
                                                                                                       7,722,000
                                                                                                    ------------
                  Cable Television  7.9%
     960,000      Cablevision Systems Corp., senior sub. deb., 10.50%, 05/15/16 ................         998,400
   1,500,000      Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23.................       1,470,000
   3,500,000      Cablevision Systems Corp., senior sub. notes, 9.25%, 11/01/05 ................       3,473,750
   3,000,000      Century Communications, senior notes, 9.50%, 03/01/05.........................       3,075,000
   2,000,000      Comcast Corp., senior sub., 9.125%, 10/15/06 .................................       2,055,000
   1,500,000      Comcast Corp., senior sub. deb., 9.50%, 01/15/08 .............................       1,560,000
   1,900,000      Continental Cablevision, Inc., senior sub. deb., 9.00%, 09/01/08 .............       2,146,789
   4,600,000      Diamond Cable Communications, Plc., senior disc. notes, zero coupon to 12/15/00,
                   (original accretion rate 11.75%), 11.75% thereafter, 12/15/05 ...............       3,294,750
   1,200,000     eRogers Cablesystems, Inc., senior secured deb. (Canada), 9.65%, 01/15/14 .....         858,673
     800,000      Rogers Communications, Inc., senior deb., 10.875%, 04/15/04 ..................         846,000
     200,000   a,bScott Cable Communications, Inc., S.F., sub. deb., 12.25%, 04/15/01 ..........         141,000
   5,000,000      Telewest, Plc., senior disc. deb., zero coupon to 10/01/00, (original accretion
                   rate 11.00%), 11.00% thereafter, 10/01/07 ...................................       3,500,000
   1,500,000      Time Warner, Inc., deb., 9.125%, 01/15/13 ....................................       1,635,000
   3,000,000      Wireless One, Inc., units, senior disc. notes, zero coupon to 08/01/01, (original
                   accretion rate 13.50%), 13.50% thereafter, 08/01/06..........................       1,470,000
                                                                                                    ------------
                                                                                                      26,524,362
                                                                                                    ------------
                  Chemicals  5.4%
   1,250,000      Applied Extrusion Technology, senior notes, Series B, 11.50%, 04/01/02........       1,321,875
   5,000,000      Arcadian Partners L.P., senior notes, Series B, 10.75%, 05/01/05 .............       5,575,000
   2,500,000      Harris Chemical of North America, senior sub. notes, 10.75%, 10/15/03 ........       2,600,000
   3,000,000      IMC Global, Inc., senior deb., 9.45%, 12/15/11................................       3,552,147
   2,225,000      IMC Global, Inc., senior notes, Series B, 10.75%, 06/15/03 ...................       2,443,722
   3,000,000      UCC Investors, discount notes, zero coupon to 05/01/98, (original accretion
                   rate 12.00%), 12.00% thereafter, 05/01/05....................................       2,610,000
                                                                                                    ------------
                                                                                                      18,102,744
                                                                                                    ------------
                  Consumer Goods  4.1%
   1,250,000      Calmar, Inc., senior sub. notes, 11.50%, 08/15/05 ............................       1,296,875
     400,000     cE&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 .....................         420,000
   4,000,000      Ekco Group, Inc., senior notes, 9.25%, 04/01/06 ..............................       3,970,000
   1,300,000      Herff Jones, Inc., senior sub notes, 11.00%, 08/15/05 ........................       1,397,500
   2,250,000      Hines Horticulture, Inc., senior sub notes, 11.75%, 10/15/05 .................       2,407,500
                  Consumer Goods (cont.)
$  2,000,000      Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ............     $ 2,005,000
   2,000,000      Revlon Consumers Products Corp., senior sub. notes, Series B, 10.50%, 02/15/03       2,105,000
                                                                                                    ------------
                                                                                                      13,601,875
                                                                                                    ------------
                  Containers & Packaging  2.4%
   1,500,000      Container Corp. of America, guaranteed senior notes, Series A, 11.25%, 05/01/04      1,631,250
   2,000,000     cPlastic Containers, Inc., senior notes, 10.00%, 12/15/06......................       2,060,000
   3,750,000     cRadnor Holdings, senior notes, 10.00%, 12/01/03...............................       3,825,000
     600,000     cU.S. Can Corp., senior sub. notes, 10.125%, 10/15/06..........................         630,000
                                                                                                    ------------
                                                                                                       8,146,250
                                                                                                    ------------
                  Energy & Natural Resources  4.3%
   2,800,000     cAbraxas Petroleum Corp., senior notes, 11.50%, 11/01/04.......................       3,010,000
   3,000,000      Empire Gas Corp., senior secured notes, 7.00% coupon to 07/15/99, 12.875%
                   thereafter, 07/15/04 ........................................................       2,550,000
   1,200,000      Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06..........................       1,251,000
   2,975,000      Gulf Canada Resources, Ltd., sub. deb., 9.625%, 07/01/05 .....................       3,235,313
     700,000      Mesa Operating Co., company guarantee, 10.625%, 07/01/06 .....................         761,250
   3,500,000      Nuevo Energy Co., senior sub. notes, 9.50%, 04/15/06 .........................       3,692,500
                                                                                                    ------------
                                                                                                      14,500,063
                                                                                                    ------------
                  Financial  1.9%
     750,000      American Reinsurance Corp., senior sub. deb., 10.875%, 09/15/04 ..............         808,038
   3,750,000     cFirst Nationwide Escrow Corp., senior sub. notes, 10.625%, 10/01/03 ..........       4,068,750
   1,300,000      Homeside, Inc., senior notes, 11.25%, 05/15/03 ...............................       1,454,375
                                                                                                    ------------
                                                                                                       6,331,163
                                                                                                    ------------
                  Food & Beverages  4.7%
   1,500,000      Coca Cola Bottling Group Southwest, Inc., senior sub. notes, 9.00%, 11/15/03 .       1,530,000
   1,800,000      Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ...............       1,872,000
     600,000     cDelta Beverage Group, senior notes, 9.75%, 12/15/03...........................         615,750
   2,830,000      Doane Products Co., senior notes, 10.625%, 03/01/06 ..........................       2,999,800
   1,300,000      Dr. Pepper Bottling Holdings, senior notes, zero coupon to 02/15/98, (original
                   accretion rate 11.625%), 11.625% thereafter, 02/15/03 .......................       1,222,000
   2,065,000      Dr. Pepper Bottling of Texas, senior notes, 10.25%, 02/15/00..................       2,152,763
   2,000,000     cInternational Home Foods, senior sub. notes, 10.375%, 11/01/06 ...............       2,085,000
   1,800,000      PMI Acquisition Corp., guaranteed senior sub. notes, 10.25%, 09/01/03 ........       1,867,500
   1,500,000      Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 ...............       1,522,500
                                                                                                    ------------
                                                                                                      15,867,313
                                                                                                    ------------
                  Food Retailing  3.6%
   2,000,000      Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 .................       2,230,000
   2,000,000      Grand Union Co., senior notes, 12.00%, 09/01/04 ..............................       2,130,000
                  Food Retailing (cont.)
$  2,000,000      Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 ...................     $ 1,925,000
   1,000,000      Pathmark Stores, Inc., S.F., sub. notes, 11.625%, 06/15/02 ...................       1,025,000
   1,000,000      Penn Traffic Co., senior notes, 8.625%, 12/15/03 .............................         827,500
   1,000,000      Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 ...........................       1,067,500
   2,460,000      Smiths Food & Drug, senior sub. notes, 11.25%, 05/15/07 ......................       2,730,600
                                                                                                    ------------
                                                                                                      11,935,600
                                                                                                    ------------
                  Forest & Paper Products  5.0%
   2,000,000      APP International Finance, company guarantee, 11.75%, 10/01/05 ...............       2,142,500
   4,800,000      Four M Corp., senior notes, 12.00%, 06/01/06 .................................       5,040,000
   3,000,000      Rapp International Finance Co., company guarantee, 13.25%, 12/15/05...........       3,315,000
   1,500,000      REPAP Wisconsin, Inc., senior notes, 9.875%, 05/01/06 ........................       1,518,750
   2,450,000      Riverwood International, company guarantee, 10.25%, 04/01/06 .................       2,425,500
     500,000      S.D. Warren Co., senior sub. notes, Series B, 12.00%, 12/15/04 ...............         542,500
   2,000,000      Tembec Finance Corp., senior notes, 9.875%, 09/30/05 .........................       1,895,000
                                                                                                    ------------
                                                                                                      16,879,250
                                                                                                    ------------
                  Gaming & Leisure  5.5%
   1,400,000      AMF Group, Inc., senior disc. notes, zero coupon to 03/15/01, (original accretion
                   rate 12.25%), 12.25% thereafter, 03/15/06 ...................................         924,000
   2,000,000      Aztar Corp., senior sub. notes, 11.00%, 10/01/02 .............................       1,940,000
   1,000,000      Aztar Corp., senior sub. notes, 13.75%, 10/01/04 .............................       1,070,000
     500,000     cEldorado Resorts L.L.C., senior sub. notes, 10.50%, 08/15/06..................         530,000
     560,000      Harvey Casinos Resorts, senior sub. notes, 10.625%, 06/01/06 .................         590,800
   2,000,000      Players International, Inc., senior notes, 10.875%, 04/15/05 .................       1,997,500
   2,500,000      Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 07/15/05 ...............       2,637,500
   2,000,000      Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ..........................       2,210,000
   4,000,000      Six Flags Theme Parks, senior sub. notes, Series A, zero coupon to 06/15/98,
                   (original accretion rate 12.25%), 12.25% thereafter, 06/15/05 ...............       3,750,000
   2,950,000      Station Casinos, Inc., senior sub. notes, 10.125%, 03/15/06 ..................       2,972,125
                                                                                                    ------------
                                                                                                      18,621,925
                                                                                                    ------------
                  Health Care Services  6.9%
   4,000,000      Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 .............       4,200,000
   1,750,000      Integrated Health Services, Inc., senior sub. notes, Series A, 9.625%, 05/31/02      1,811,250
   3,500,000      Mariner Health Group, senior sub. notes, 9.50%, 04/01/06 .....................       3,447,500
   3,000,000      Maxxim Medical, Inc., company guarantee, 10.50%, 08/01/06.....................       3,135,000
   1,000,000      OrNda Healthcorp., Inc., S.F., senior sub. deb., 12.25%, 05/15/02 ............       1,067,500
   3,000,000      Regency Health Services, Inc., senior sub. notes, 9.875%, 10/15/02 ...........       3,037,500
                  Health Care Services (cont.)
$  1,500,000      Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625%
                   thereafter, 12/15/03 ........................................................     $ 1,447,500
     250,000      Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 .......................         275,000
   3,000,000      Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 .......................       3,187,500
     900,000      Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 .................         999,000
   1,000,000      Unilab Corp., senior notes, 11.00%, 04/01/06 .................................         685,000
                                                                                                    ------------
                                                                                                      23,292,750
                                                                                                    ------------
                  Industrial  5.4%
   2,800,000      AAF-McQuay, Inc., senior notes, 8.875%, 02/15/03 .............................       2,814,000
   2,000,000     cAllied Waste North America, senior sub. notes, 10.25%, 12/01/06...............       2,115,750
   3,500,000      American Standard, Inc., S.F., senior sub. deb., zero coupon to 06/01/98, (original
                   accretion rate 10.50%), 10.50% thereafter, 06/01/05 .........................       3,298,750
     750,000      Day International Group, senior sub. notes, 11.125%, 06/01/05 ................         791,250
   3,000,000      Easco Corp., senior notes, Series B, 10.00%, 03/15/01 ........................       3,045,000
   2,400,000      Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06...............       2,484,000
   1,200,000     cIntertek Finance, Plc., senior sub. notes, 10.25%, 11/01/06...................       1,254,000
   2,300,000      Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 ............................       2,328,750
                                                                                                    ------------
                                                                                                      18,131,500
                                                                                                    ------------
                  Lodging  2.7%
   2,950,000      HMH Properties, Inc., senior notes, 9.50%, 05/15/05 ..........................       3,093,813
   3,000,000      John Q. Hammons Hotels L.P., first mortgage, 9.75%, 10/01/05 .................       3,060,000
   3,000,000      Red Roof Inns, senior notes, 9.625%, 12/15/03 ................................       3,045,000
                                                                                                    ------------
                                                                                                       9,198,813
                                                                                                    ------------
                  Media & Broadcasting  6.3%
   1,000,000      American Media Operation, senior sub. notes, 11.625%, 11/15/04 ...............       1,065,000
   1,000,000      Cobb Theatres/Financial Corp., senior notes, 10.625%, 03/01/03 ...............       1,057,500
   2,700,000      Granite Broadcasting Corp., senior sub. notes, 10.375%, 05/15/05 .............       2,787,750
   2,500,000      Hollinger International Publishing, company guarantee, 9.25%, 02/01/06 .......       2,481,250
   1,000,000      Jacor Communications Co., company guarantee, 9.75%, 12/15/06..................       1,026,250
   1,500,000      K-III Communications Corp., senior notes, 10.25%, 06/01/04 ...................       1,578,750
   1,500,000      K-III Communications Corp., senior notes, 8.50%, 02/01/06 ....................       1,481,250
   1,000,000      cPetersen Publishing, senior sub. notes, 11.125%, 11/15/06....................       1,045,000
   2,000,000      SCI Television, Inc., S.F., senior notes, 11.00%, 06/30/05 ...................       2,150,000
   3,800,000      SFX Broadcasting, senior sub. notes, Series B, 10.75%, 05/15/06 ..............       4,009,000
   1,100,000      Sinclair Broadcast Group, senior sub. notes, 10.00%, 09/30/05 ................       1,126,125
   1,500,000      Sullivan Broadcasting, senior sub. notes, 10.25%, 12/15/05 ...................       1,511,250
                                                                                                    ------------
                                                                                                      21,319,125
                                                                                                    ------------
                  Metals & Mining  0.8%
$  1,500,000      Algoma Steel, Inc., first mortgage, 12.375%, 07/15/05 ........................     $ 1,620,000
   1,100,000      Republic Engineered Steel, first mortgage, 9.875%, 12/15/01 ..................       1,036,750
                                                                                                    ------------
                                                                                                       2,656,750
                                                                                                    ------------
                  Retail  0.5%
   1,500,000      Eckerd Jack Corp., senior sub. notes, 9.25%, 02/15/04 ........................       1,616,250
                                                                                                    ------------
                  Technology & Information Services  2.0%
   2,000,000      ADT Operations, guaranteed senior sub. notes, 9.25%, 08/01/03 ................       2,142,500
   1,500,000      Bell & Howell Co., senior notes, 9.25%, 07/15/00 .............................       1,526,250
     400,000      Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 .......................         425,000
   1,200,000     cCelestica International, senior sub. notes, 10.50%, 12/31/06..................       1,260,000
   1,400,000      Exide Electronics Group, senior sub. notes, 11.50%, 03/15/06 .................       1,491,000
                                                                                                    ------------
                                                                                                       6,844,750
                                                                                                    ------------
                  Telecommunications  4.1%
   5,000,000      Intelcom Group, Inc., senior disc. notes, zero coupon to 05/01/01, (original
                   accretion rate 12.50%), 12.50% thereafter, 05/01/06..........................       3,278,650
   9,500,000      MFS Communications Co., Inc., senior disc. notes, zero coupon to 01/15/01,
                   (original accretion rate 8.875%), 8.875% thereafter, 01/15/06................       7,041,875
   5,000,000      Teleport Communications, senior disc. notes, zero coupon to 07/01/01, (original
                   accretion rate 11.125%), 11.125% thereafter, 07/01/07........................       3,450,000
                                                                                                    ------------
                                                                                                      13,770,525
                                                                                                    ------------
                  Textiles & Apparel  1.1%
   3,000,000      Clark-Schwebel, Inc., senior notes, Series B, 10.50%, 04/15/06 ...............       3,180,000
   1,030,000   a,bForstmann Textile, S.F., senior sub. notes, 14.75%, 04/15/99 .................         520,150
                                                                                                    ------------
                                                                                                       3,700,150
                                                                                                    ------------
                  Transportation  0.5%
   1,500,000      Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 .......................       1,642,500
                                                                                                    ------------
                  Utilities  1.6%
   1,500,000      AES China Generating Co., senior notes, 10.125%, 12/15/06.....................       1,530,000
   2,500,000      El Paso Electric Co., first mortgage, Series D, 8.90%, 02/01/06 ..............       2,650,000
   1,000,000      Midland Funding II, S.F., senior lease obligation, Series B, 13.25%, 07/23/06        1,185,000
                                                                                                    ------------
                                                                                                       5,365,000
                                                                                                    ------------
                  Wireless Communication  9.8%
   6,670,000      Arch Communications Group, senior disc. notes, zero coupon to 03/15/01,
                   (original accretion rate 10.875%), 10.875% thereafter, 03/15/08..............       3,843,588
   2,500,000      Dial Call Communications, units, senior disc. notes, zero coupon to 04/15/99,
                   (original accretion rate 12.25%), 12.25% thereafter, 04/15/04 ...............       1,793,750
                  Wireless Communication (cont.)
$  5,000,000      International Wireless Communications, senior disc. notes, 0.00%, 08/15/01....     $ 2,750,000
   5,700,000      Millicom International Cellular, SA, senior disc. notes, zero coupon to 06/01/01,
                   (original accretion rate 13.50%), 13.50% thereafter, 06/01/06................       3,534,000
   2,300,000      Paging Network, Inc., senior sub. notes, 10.125%, 08/01/07....................       2,366,125
   3,350,000      Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08.....................       3,408,625
   3,600,000      Rogers Cantel, Inc., senior deb., 9.75%, 06/01/16.............................       3,807,000
   9,550,000      Sprint Spectrum L.P., senior disc. notes, zero coupon to 08/15/01, (original
                   accretion rate 12.50%), 12.50% thereafter, 08/15/06..........................       6,470,125
   4,850,000      Synget Wireless, Inc., senior notes, 11.50%, 10/01/06.........................       4,995,500
                                                                                                    ------------
                                                                                                      32,968,713
                                                                                                    ------------
                         Total Corporate Bonds (Cost $286,603,636) .............................     298,739,371
                                                                                                    ------------
      Shares/
      Warrants
     ----------
                  Preferred Stock  1.3%
       2,000      Fresenius Medical Care, 9.00%.................................................       2,035,000
       2,150     cTime Warner, Inc., Series M, PIK, 10.25% .....................................       2,344,302
                                                                                                    ------------
                  Total Preferred Stock (Cost $4,150,894) ......................................       4,379,302
                                                                                                    ------------
                  Warrants
       4,140     aEmpire Gas Corp. .............................................................          12,420
         900   a,cExide Electronics Group.......................................................          27,000
         300     aFoodmaker, Inc. ..............................................................           7,151
       5,000     aInternational Wireless Communications ........................................              45
       2,500     aNextel Communications ........................................................              25
                                                                                                    ------------
                         Total Warrants (Cost $51,309) .........................................          46,641
                                                                                                    ------------
                         Total Long Term Investments (Cost $290,805,839) .......................     303,165,314
                                                                                                    ------------

    Face
   Amount
---------------------------------------------------------------------------------------------------------------------------
$ 25,963,428     dReceivables from Repurchase Agreements  7.9%
                  Joint Repurchase Agreements, 6.59%, 01/02/97 (Maturity Value $26,421,665)
                   (Cost $26,411,995)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $3,311,078)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                  Bear Stearns & Co., Inc., (Maturity Value $3,311,078)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                  CIBC Wood Gundy Securities Corp., (Maturity Value $3,311,078)
                   Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/31/98 - 12/31/98
                  Daiwa Securities America, Inc., (Maturity Value $3,311,078)
                   Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $3,311,078)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                  SBC Warburg, Inc., (Maturity Value $3,244,119)
                   Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 01/15/98 - 04/30/01
                  The Nikko Securities Co. International, Inc., (Maturity Value $3,311,078)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.75%, 08/15/00 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $3,311,078)
                   Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01..........    $ 26,411,995
                                                                                                    ------------
                            Total Investments (Cost $317,217,834)  98.0% .......................     329,577,309
                            Other Assets and Liabilities, Net  2.0% ............................       6,801,369
                                                                                                    ------------
                            Net Assets  100.0%..................................................    $336,378,678
                                                                                                    ============



                  At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $317,217,834 was as follows:
                  Aggregate gross unrealized appreciation for all investments for which there was
                   an excess of value over tax cost.............................................    $ 14,452,690
                  Aggregate gross unrealized depreciation for all investments for which there was
                   an excess of tax cost over value.............................................      (2,093,215)
                                                                                                    ------------
                  Net unrealized appreciation...................................................    $ 12,359,475
                                                                                                    ============



PORTFOLIO ABBREVIATIONS:
L.L.C  - Limited Liability Corp.
L.P.   - Limited Partnership
PIK    - Payment in Kind
S.F.   - Sinking Fund



aNon-income producing.
bSee Note 5 regarding defaulted securities.
cPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace amount for repurchase agreement is for the underlying collateral. See Note
1(h) regarding  joint  repurchase  agreement.
eFace amount is stated in foreign currency and value is stated in U.S. dollars.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN PARTNERS FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 1996

                                                                    Franklin         Franklin         Franklin
                                                                 Tax-Advantaged   Tax-Advantaged   Tax-Advantaged
                                                                  International   U.S. Government    High Yield
                                                                    Bond Fund     Securities Fund  Securities Fund
                                                                   -----------      -----------      ----------
Assets:
 Investments in securities:
At identified cost............................................      $28,302,455    $336,537,790     $290,805,839
                                                                   ===========      ===========      ==========
At value......................................................       30,464,570     330,020,747      303,165,314
 Receivables from repurchase agreements, at value and cost....        1,326,907       6,187,084       26,411,995
 Cash.........................................................           33,408              --        1,563,798
 Receivables:
Dividends and interest........................................        1,125,129       2,046,419        5,510,567
                                                                   -----------      -----------      ----------
Total assets..................................................       32,950,014     338,254,250      336,651,674
                                                                   -----------      -----------      ----------
Liabilities:
 Payables:
Distributions to partners.....................................               --           8,163               --
Management fees...............................................           39,061         147,491          146,383
Distribution fees.............................................            6,419          52,208           74,560
Partners' servicing costs.....................................              987           5,663            2,816
 Bank Overdraft...............................................               --       2,899,791               --
 Accrued expenses and other liabilities.......................            8,968          58,878           49,237
                                                                   -----------      -----------      ----------
Total liabilities.............................................           55,435       3,172,194          272,996
                                                                   -----------      -----------      ----------
Net assets, at value..........................................      $32,894,579    $335,082,056     $336,378,678
                                                                   ===========      ===========      ==========
Net assets consist of:
 Net unrealized appreciation (depreciation) on investments
 and translation of assets and liabilities denominated
 in foreign currencies........................................      $ 2,166,510    $ (6,517,043)    $ 12,359,189
 Accumulated net realized gain (loss) from investments........          752,280     (11,425,368)      (4,495,739)
 Partners' capital............................................       29,975,789     353,024,467      328,515,228
                                                                   -----------      -----------      ----------
Net assets, at value..........................................      $32,894,579    $335,082,056     $336,378,678
                                                                   ===========      ===========      ==========
Shares outstanding............................................        2,643,813      31,865,592       37,444,492
                                                                   ===========      ===========      ==========
Net asset value per share*....................................        $12.44             $10.52            $8.98
                                                                   ===========      ===========      ==========
Maximum offering price per share
 (100/95.75 of net asset value per share).....................        $12.99             $10.99            $9.38
                                                                   ===========      ===========      ==========



*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN PARTNERS FUNDS

Financial Statements (cont.)

Statements of Operations
for the year ended December 31, 1996

                                                                    Franklin         Franklin         Franklin
                                                                 Tax-Advantaged   Tax-Advantaged   Tax-Advantaged
                                                                  International   U.S. Government    High Yield
                                                                    Bond Fund     Securities Fund  Securities Fund
                                                                   -----------      -----------       ----------
Investment income:
 Dividends....................................................             $--              $--        $ 151,685
 Interest (Note 1)............................................       2,343,088       27,620,206       22,786,413
                                                                   -----------      -----------       ----------
Total income..................................................       2,343,088       27,620,206       22,938,098
                                                                   -----------      -----------       ----------
Expenses:
 Management fees (Note 4).....................................         191,900        1,910,739        1,340,712
 Distribution fees (Note 4)...................................          35,888          323,731          343,987
 Partners' servicing costs (Note 4)...........................          11,876           73,354           31,457
 Custodian fees...............................................          14,585            7,213            5,274
 Registration fees............................................          12,891           13,730           14,010
 Reports to partners..........................................           9,106           58,978           26,553
 Professional fees............................................           5,995           50,404           31,104
 Managing partners' fees and expenses.........................              --            6,148            6,084
 Other........................................................           3,567           48,617           73,301
 Management fees waived by manager (Note 4)...................         (55,690)              --               --
                                                                   -----------      -----------       ----------
Total expenses................................................         230,118        2,492,914        1,872,482
                                                                   -----------      -----------       ----------
Net investment income.........................................       2,112,970       25,127,292       21,065,616
                                                                   -----------      -----------       ----------

Realized and unrealized gain (loss) from investments
 and foreign currency:
  Net realized gain (loss) from:
   Investments................................................         131,865         (566,636)      (1,362,434)
   Foreign currency transactions..............................         (38,162)              --             (528)
  Net unrealized appreciation (depreciation) on:
   Investments................................................       1,127,585      (10,283,895)      10,870,241
   Translation of assets and liabilities denominated in
    foreign currencies........................................          (5,670)              --                8
                                                                   -----------      -----------       ----------
Net realized and unrealized gain (loss) from investments
 and foreign currency transactions............................       1,215,618      (10,850,531)       9,507,287
                                                                   -----------      -----------       ----------
Net increase in net assets resulting from operations..........      $3,328,588      $14,276,761      $30,572,903
                                                                   ===========      ===========       ==========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN PARTNERS FUNDS

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended December 31, 1996 and 1995

                                      Franklin Tax-Advantaged          Franklin Tax-Advantaged           Franklin Tax-Advantaged
                                      International Bond Fund      U.S. Government Securities Fund      High Yield Securities Fund
                                     -------------------------    ---------------------------------    ----------------------------
                                        1996           1995          1996                   1995          1996              1995
                                     ----------     ----------    ----------             ----------    ----------        ----------
Increase (decrease) in
 net assets:
  Operations:
   Net investment income........     $ 2,112,970    $ 1,888,748   $ 25,127,292         $ 29,326,619    $ 21,065,616     $ 9,708,179
   Net realized gain (loss) from
    investments and foreign
    currency transactions.......          93,703         85,573       (566,636)          (2,853,964)     (1,362,962)        588,709
   Net unrealized appreciation
    (depreciation) on invest-
    ments and translation of
    assets and liabilities
    denominated in foreign
    currencies..................       1,121,915      2,489,173    (10,283,895)          46,981,743      10,870,249       7,378,901
                                      ----------     ----------     ----------           ----------      ----------      ----------
     Net increase in net
      assets resulting from
      operations................       3,328,588      4,463,494     14,276,761           73,454,398      30,572,903      17,675,789
    Distributions to partners
     from undistributed net
     investment income..........      (2,103,312)    (1,970,655)   (25,127,292)         (29,326,619)    (21,065,088)     (9,853,364)
    Increase (decrease) in net
     assets from partnership's
     capital share transactions
     (Note 2)...................       3,316,895      3,134,327    (57,632,234)         (96,984,064)    166,790,799      71,106,906
                                      ----------     ----------     ----------           ----------      ----------      ----------
        Net increase (decrease)
         in net assets..........       4,542,171      5,627,166    (68,482,765)         (52,856,285)    176,298,614      78,929,331
Net assets:
 Beginning of year..............      28,352,408     22,725,242    403,564,821          456,421,106     160,080,064      81,150,733
                                      ----------     ----------     ----------           ----------      ----------      ----------
 End of year....................     $32,894,579    $28,352,408   $335,082,056         $403,564,821    $336,378,678    $160,080,064
                                      ==========     ==========     ==========           ==========      ==========      ==========
Undistributed net investment
 income included in net assets:
  Beginning of year.............             $--            $--            $--                  $--             $--       $ 145,950
                                      ==========     ==========     ==========           ==========      ==========      ==========
  End of year...................             $--            $--            $--                  $--             $--             $--
                                      ==========     ==========     ==========           ==========      ==========      ==========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN PARTNERS FUNDS

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Partners Funds (the Funds) consist of three separate and distinct Funds (each organized as a California Limited Partnership): Franklin Tax-Advantaged
International Bond Fund (the International Bond Fund), Franklin Tax-Advantaged U.S. Government Securities Fund (the Government Fund), and Franklin Tax-Advantaged High Yield Securities Fund (the High Yield Fund). Each Fund is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. Each Fund issues one class of shares in the form of partnership interests, and purchasers of shares of any of the Funds become limited partners of such Fund. Each Fund maintains a totally separate investment portfolio. The investment objective of the Funds is current income.

On January 14, 1997, the Managing General Partners of the Funds agreed to submit for a vote of the partners a recommendation to liquidate the Funds. Under the plan proposed by the Managing General Partners, non-U.S. partners will have the option to receive the value of their shares in cash or in shares of established offshore funds which parallel the respective Funds. If approved, the liquidation is expected to occur by the summer of 1997.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Managing General Partners. The Funds may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Managing General Partners. Securities for which market quotations are not available are valued in accordance with procedures established by the Managing General Partners.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Managing General Partners.

b. Income Taxes:

No provision for income taxes has been made as all income and expenses are allocated to the partners for inclusion in their individual income tax returns.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions: (cont.)

Net capital gains (or losses) realized by the Funds on transactions in their respective portfolio securities will be allocated proportionately to each partner and will not be distributed. Thus, they will be reflected in the value of a partner's shares.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of realized foreign currency transactions.

Net realized capital gains and losses differ from financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Funds are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade date and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreements:

The Funds may enter into joint repurchase agreements whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreements are allocated to the Funds based on their pro rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Funds had been entered into on that date.


2. SHARES OF PARTNERSHIP INTEREST

At December  31,  1996,  there were an  unlimited  number of shares  authorized.
Transactions in each of the Fund's shares for the years ended December 31, 1996 and 1995 were as follows:

                                 Franklin Tax-Advantaged     Franklin Tax-Advantaged      Franklin Tax-Advantaged
                                 International Bond Fund U.S. Government Securities Fund High Yield Securities Fund
                                   ------------------        ---------------------         --------------------
                                 Shares        Amount        Shares        Amount         Shares        Amount
                                --------     ----------     ---------    -----------     ---------    -----------
1996
 Shares sold.................  1,030,431   $12,354,985     4,627,383   $  48,667,839   27,487,907   $240,041,203
 Shares issued in reinvest-
 ment of distributions.......    131,440     1,578,666     1,432,703      14,985,152    1,386,114     12,098,606
 Shares redeemed.............   (888,462)  (10,616,756)  (11,578,668)   (121,285,225)  (9,807,246)   (85,349,010)
                               --------     ----------     ---------    -----------     ---------    -----------
Net increase (decrease)......    273,409   $ 3,316,895    (5,518,582)  $ (57,632,234)  19,066,775   $166,790,799
                               ========     ==========     =========    ===========     =========    ===========
1995
 Shares sold.................    614,961   $ 7,144,340     3,361,305    $ 34,978,883   10,645,479   $ 91,897,613
 Shares issued in reinvest-
 ment of distributions.......    138,785     1,586,635     1,594,639      16,617,604      729,778      6,243,333
 Shares redeemed.............   (491,575)   (5,596,648)  (14,331,556)   (148,580,551)  (3,151,509)   (27,034,040)
                               --------     ----------     ---------    -----------     ---------    -----------
Net increase (decrease)......    262,171   $ 3,134,327    (9,375,612)  $ (96,984,064)   8,223,748   $ 71,106,906
                               ========     ==========     =========    ===========     =========    ===========


3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended December 31, 1996 were as follows:

                                      Franklin Tax-Advantaged     Franklin Tax-Advantaged        Franklin Tax-Advantaged
                                      International Bond Fund  U.S. Government Securities Fund  High Yield Securities Fund
                                         ----------------          --------------------             -----------------
Purchases...........................        $4,612,008                 $ 5,917,146                    $182,236,665
Sales...............................        $1,658,539                 $57,467,487                    $ 35,853,551


For tax purposes, the aggregate cost of securities is higher (and unrealized depreciation is higher) than for financial reporting purposes at December 31, 1996 by $19,584 in the Government Fund.


4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to each Fund and receives fees computed monthly on the net assets of each Fund on the last day of the month as follows:


       Annualized Fee Rate    Month End Net Assets
       ------------------     -------------------------------------------------
             0.625%           First $100 million
             0.50%            Over $100 million up to and including $250 million
             0.45%            Over $250 million


4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets.It is not a separate expense of the Funds.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides services to the International Bond Fund, and receives from Advisers, fees computed on net assets at the last day of the month as follows:


     International Bond Fund
       Annualized Fee Rate    Month End Net Assets
      ---------------------   -------------------------------------------------
             0.026%           First $100 million
             0.021%           Over $100 million up to and including $250 million
             0.019%           Over $250 million


Advisers agreed in advance to waive management fees for the International Bond Fund, as noted in the Statement of Operations.

b. Partner Services Agreement:

Under the terms of a partner services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per partner account basis. Partner servicing costs incurred by the Funds for the year ended December 31, 1996 aggregated $116,687, all of which was paid to Investor Services.

c. Distribution Plan and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin Templeton/Distributors, Inc. (Distributors), in an amount up to 0.15% per annum of the Funds' average daily net assets for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of partnership interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Funds' shares. Commissions received by Distributors and the amounts paid to other dealers for the year ended December 31, 1996, were as follows:


                                      Franklin Tax-Advantaged    Franklin Tax-Advantaged       Franklin Tax-Advantaged
                                      International Bond Fund U.S. Government Securities Fund High Yield Securities Fund
                                         ----------------         --------------------            -----------------
Total commission received...........          $147,798                    $645,826                    $749,557
Paid to other dealers...............          $149,840                    $706,251                    $778,024


d. Other Affiliates and Related Party Transactions:

Certain  officers and Managing  General  Partners of the Funds are also officers
and/or  directors  of  Distributors,   Advisers,   and  Investor  Services,  all
wholly-owned subsidiaries of Franklin Resources, Inc.


5. CREDIT RISK AND DEFAULTED SECURITIES

The High Yield Fund's portfolio is primarily invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are

5. CREDIT RISK AND DEFAULTED SECURITIES (cont.)

often subordinated to other creditors of the issuer. At December 31, 1996, the Fund held two defaulted securities with a value aggregating $661,150, representing .20% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds in the period in which the default occurs.

There are certain credit risks and foreign currency exchange risks due to the manner in which the Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries, sectors or countries as follows:

The International Bond Fund has investments in excess of 10% of its total net assets in Australian, Canadian, Danish, German and Italian securities.


6. OTHER CONSIDERATIONS

As the Investment Advisor of the High Yield Fund, Advisers may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committees for Scott Cable and Forstmann Textile, and therefore may be in possession of certain material non-public information. Advisers has not sold nor does it intend to sell any of its holdings in these securities while in possession of material non-public information in contravention of the Federal Securities laws.


7. FINANCIAL HIGHLIGHTS

Selected data for each share of partnership interest outstanding throughout each period by Fund are as follows:


                  Per Share Operating Performance                                  Ratios/Supplemental Data
        ---------------------------------------------------              --------------------------------------------
                                  Net Realized                                                                 Ratio of Net
             Net Asset            & Unrealized            Dividends  Net Asset           Net Assets  Ratio of   Investment
  Year        Value at    Net        Gain      Total From  From Net   Value               at End     Expenses     Income   Portfolio
  Ended      Beginning Investment  (Loss) on   Investment Investment  at End     Total   of Period  to Average  to Average Turnover
December 31, of Period   Income   Securities   Operations   Income   of Period  Return+ (in 000's)  Net Assets* Net Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Tax-Advantaged International Bond Fund
1992         $12.05     $1.012     $(1.110)     $(.098)   $(1.102)    $10.85    (1.43)%  $ 12,662     .13%        9.71%     15.26%
1993          10.85       .808        .505       1.313      (.823)     11.34    12.13      19,606     .25         7.31       6.80
1994          11.34       .794       (.560)       .234      (.794)     10.78     2.06      22,725     .29         7.69       6.46
1995          10.78       .938       1.180       2.118      (.938)     11.96    20.41      28,352     .41         7.85       4.90
1996          11.96       .831        .477       1.308      (.828)     12.44    11.41      32,895     .75         6.92       5.81
Franklin Tax-Advantaged U.S. Government Securities Fund
1992          10.80       .785       (.050)       .735      (.785)     10.75     6.80     312,645     .67         7.22      15.26
1993          10.75       .733        .160        .893      (.733)     10.91     8.19     574,007     .59         6.63      14.63
1994          10.91       .704      (1.150)      (.446)     (.704)      9.76    (4.26)    456,421     .61         6.92      10.20
1995           9.76       .706       1.040       1.746      (.706)     10.80    18.38     403,565     .64         6.82       3.50
1996          10.80       .709       (.280)       .429      (.709)     10.52     4.22     335,082     .67         6.76       1.64
Franklin Tax-Advantaged High Yield Securities Fund
1992           7.98       .922        .420       1.342      (.922)      8.40    16.96      39,131     .76        11.00      29.79
1993           8.40       .815        .570       1.385      (.815)      8.97    16.72      69,545     .76         9.17      32.27
1994           8.97       .770       (.990)      (.220)     (.760)      7.99    (2.58)     81,151     .81         9.36      18.39
1995           7.99       .770        .734       1.504      (.784)      8.71    19.46     160,080     .82         8.87      18.47
1996           8.71       .767        .270       1.037      (.767)      8.98    12.55     336,379     .79         8.84      16.40


7. FINANCIAL HIGHLIGHTS (cont.)

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for shares of partnership interest, the sales charge on reinvested dividends was eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.

*During the periods indicated, Advisers agreed in advance to waive its management fees and made payments of other expenses incurred by the International Bond Fund. Had such action not been taken, the ratio of operating expenses to average net assets would have been as follows:

                                                     Ratio of expenses to
                                                      average net assets
--------------------------------------------------------------------------------

       Franklin Tax-Advantaged International Bond Fund
       1992.........................................          .92%
       1993.........................................          .97
       1994.........................................         1.06
       1995.........................................         1.00
       1996.........................................          .94




FRANKLIN PARTNERS FUNDS

Report of Independent Accountants

To the Limited Partners and Managing General Partners of Franklin Tax-Advantaged International Bond Fund (A California Limited Partnership), Franklin Tax-Advantaged U.S. Government Securities Fund (A California Limited Partnership), and Franklin Tax-Advantaged High Yield Securities Fund (A California Limited Partnership):

We have audited the accompanying statements of assets and liabilities of the three funds comprising the Franklin Partners Funds, including each Fund's statement of investments in securities and net assets, as of December 31, 1996, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the three funds comprising the Franklin Partners Funds as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.



San Francisco, California

February 4, 1997








Franklin Partners Funds Annual Report December 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the geographic distribution of the fund's securities on December 31, 1996, and December 31, 1995, based on total net assets.

Geographic Distribution on 12/31/96 versus 12/31/95
Canada                              12.3%     10.6%
Australia                           11.8%     10.8%
Denmark                             11.1%     10.9%
Italy                               10.8%      9.2%
Germany                             10.6%     11.2%
United Kingdom                       9.7%     10.3%
New Zealand                          8.3%      8.9%
Spain                                7.6%      5.3%
Sweden                               7.6%      7.4%
France                               1.8%      7.0%
Japan                                1.0%      1.4%
Short-Term Obligations &             7.4%      7.0%
   Other Net Assets


GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund's shares with the Salomon Brothers Non-U.S. World Government Bond Index, based on a $10,000 investment from 6/9/90 to 12/31/96.

Period Ending     Fund         Index
    6/9/90         9575        $10,000
   6/30/90        9,727        $10,146
   7/31/90       10,293        $10,645
   8/31/90       10,465        $10,635
   9/30/90       10,525        $10,760
  10/31/90       10,912        $11,532
  11/30/90       11,048        $11,672
  12/31/90       11,085        $11,725
   1/31/91       11,309        $12,177
   2/28/91       11,246        $12,141
   3/31/91       10,494        $11,227
   4/30/91       10,574        $11,439
   5/31/91       10,545        $11,371
   6/30/91       10,294        $11,144
   7/31/91       10,677        $11,481
   8/31/91       10,860        $11,672
   9/30/91       11,431        $12,334
  10/31/91       11,498        $12,493
  11/30/91       11,724        $12,752
  12/31/91       12,221        $13,626
   1/31/92       11,930        $13,361
   2/29/92       11,913        $13,163
   3/31/92       11,901        $12,968
   4/30/92       12,004        $13,060
   5/31/92       12,355        $13,634
   6/30/92       12,753        $14,186
   7/31/92       12,988        $14,495
   8/31/92       13,187        $15,136
   9/30/92       12,954        $15,232
  10/31/92       12,447        $14,683
  11/30/92       12,032        $14,305
  12/31/92       12,092        $14,275
   1/31/93       12,212        $14,471
   2/28/93       12,293        $14,759
   3/31/93       12,652        $15,125
   4/30/93       12,927        $15,578
   5/31/93       13,101        $15,862
   6/30/93       12,868        $15,565
   7/31/93       12,820        $15,576
   8/31/93       13,175        $16,131
   9/30/93       13,286        $16,403
  10/31/93       13,444        $16,328
  11/30/93       13,231        $16,253
  12/31/93       13,599        $16,433
   1/31/94       13,940        $16,504
   2/28/94       13,695        $16,550
   3/31/94       13,544        $16,752
   4/30/94       13,527        $16,861
   5/31/94       13,461        $16,633
   6/30/94       13,387        $17,036
   7/31/94       13,467        $17,080
   8/31/94       13,477        $16,981
   9/30/94       13,584        $17,317
  10/31/94       13,937        $17,764
  11/30/94       13,817        $17,407
  12/31/94       13,898        $17,416
   1/31/95       13,989        $17,795
   2/28/95       14,290        $18,299
   3/31/95       14,630        $19,929
   4/30/95       14,943        $20,356
   5/31/95       15,341        $20,800
   6/30/95       15,377        $20,904
   7/31/95       15,730        $21,014
   8/31/95       15,565        $19,812
   9/30/95       16,030        $20,397
  10/31/95       16,417        $20,462
  11/30/95       16,473        $20,640
  12/31/95       16,734        $20,820
   1/31/96       16,640        $20,360
   2/29/96       16,662        $20,419
   3/31/96       16,754        $20,470
   4/30/96       16,784        $20,429
   5/31/96       16,911        $20,439
   6/30/96       17,086        $20,553
   7/31/96       17,411        $21,121
   8/31/96       17,683        $21,262
   9/30/96       17,898        $21,222
  10/31/96       18,390        $21,581
  11/30/96       18,684        $21,829
  12/31/96       18,641        $21,674
---------------------------------------
    Totals       86.41%        116.74%



GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the fund's shares with the Lehman Brothers Intermediate Government Bond Index, based on a $10,000 investment from 5/4/87 to 12/31/96.

Period Ending     Fund         Index
     5/4/87       $9,579       $10,000
    5/31/87       $9,714        $9,981
    6/30/87       $9,879       $10,099
    7/31/87       $9,977       $10,121
    8/31/87       $9,969       $10,095
    9/30/87       $9,748        $9,968
   10/31/87       $9,971       $10,265
   11/30/87      $10,154       $10,327
   12/31/87      $10,239       $10,427
    1/31/88      $10,565       $10,686
    2/29/88      $10,648       $10,799
    3/31/88      $10,641       $10,754
    4/30/88      $10,645       $10,735
    5/31/88      $10,617       $10,684
    6/30/88      $10,842       $10,858
    7/31/88      $10,824       $10,825
    8/31/88      $10,824       $10,839
    9/30/88      $11,052       $11,027
   10/31/88      $11,251       $11,179
   11/30/88      $11,134       $11,083
   12/31/88      $11,080       $11,094
    1/31/89      $11,226       $11,205
    2/28/89      $11,182       $11,156
    3/31/89      $11,183       $11,208
    4/30/89      $11,380       $11,435
    5/31/89      $11,671       $11,655
    6/30/89      $11,965       $11,953
    7/31/89      $12,118       $12,195
    8/31/89      $12,024       $12,031
    9/30/89      $12,083       $12,088
   10/31/89      $12,324       $12,342
   11/30/89      $12,456       $12,464
   12/31/89      $12,540       $12,500
    1/31/90      $12,467       $12,423
    2/28/90      $12,562       $12,469
    3/31/90      $12,594       $12,484
    4/30/90      $12,520       $12,443
    5/31/90      $12,848       $12,709
    6/30/90      $12,980       $12,877
    7/31/90      $13,186       $13,057
    8/31/90      $13,144       $13,010
    9/30/90      $13,224       $13,126
   10/31/90      $13,370       $13,308
   11/30/90      $13,629       $13,509
   12/31/90      $13,822       $13,696
    1/31/91      $14,018       $13,837
    2/28/91      $14,092       $13,921
    3/31/91      $14,184       $13,998
    4/30/91      $14,323       $14,142
    5/31/91      $14,434       $14,221
    6/30/91      $14,464       $14,232
    7/31/91      $14,700       $14,386
    8/31/91      $14,924       $14,659
    9/30/91      $15,174       $14,909
   10/31/91      $15,376       $15,079
   11/30/91      $15,443       $15,255
   12/31/91      $15,852       $15,626
    1/31/92      $15,611       $15,476
    2/29/92      $15,767       $15,524
    3/31/92      $15,678       $15,462
    4/30/92      $15,808       $15,601
    5/31/92      $16,082       $15,833
    6/30/92      $16,309       $16,061
    7/31/92      $16,529       $16,370
    8/31/92      $16,735       $16,537
    9/30/92      $16,882       $16,765
   10/31/92      $16,651       $16,564
   11/30/92      $16,707       $16,496
   12/31/92      $16,980       $16,708
    1/31/93      $17,310       $17,019
    2/28/93      $17,523       $17,269
    3/31/93      $17,599       $17,333
    4/30/93      $17,666       $17,468
    5/31/93      $17,771       $17,421
    6/30/93      $18,043       $17,674
    7/31/93      $18,172       $17,709
    8/31/93      $18,339       $17,973
    9/30/93      $18,307       $18,047
   10/31/93      $18,416       $18,090
   11/30/93      $18,221       $18,002
   12/31/93      $18,420       $18,075
    1/31/94      $18,619       $18,254
    2/28/94      $18,363       $18,004
    3/31/94      $17,695       $17,741
    4/30/94      $17,535       $17,626
    5/31/94      $17,588       $17,638
    6/30/94      $17,482       $17,642
    7/31/94      $17,874       $17,873
    8/31/94      $17,896       $17,925
    9/30/94      $17,541       $17,776
   10/31/94      $17,451       $17,780
   11/30/94      $17,432       $17,701
   12/31/94      $17,660       $17,760
    1/31/95      $18,078       $18,049
    2/28/95      $18,569       $18,398
    3/31/95      $18,640       $18,499
    4/30/95      $18,908       $18,713
    5/31/95      $19,673       $19,241
    6/30/95      $19,783       $19,364
    7/31/95      $19,744       $19,374
    8/31/95      $19,986       $19,533
    9/30/95      $20,169       $19,664
   10/31/95      $20,398       $19,880
   11/30/95      $20,646       $20,122
   12/31/95      $20,907       $20,322
    1/31/96      $21,029       $20,492
    2/29/96      $20,775       $20,275
    3/31/96      $20,629       $20,182
    4/30/96      $20,535       $20,123
    5/31/96      $20,433       $20,113
    6/30/96      $20,702       $20,318
    7/31/96      $20,767       $20,381
    8/31/96      $20,741       $20,404
    9/30/96      $21,127       $20,667
   10/31/96      $21,572       $21,006
   11/30/96      $21,953       $21,260
   12/31/96      $21,788       $21,145
---------------------------------------
      Total      117.88%       111.45%


GRAPHIC MATERIAL(4)

This chart shows in pie format the credit quality of the fund's securities on December 31, 1996, as a percentage of total long-term investments.

Quality Break down on December 31, 1996
Aa2               0.3%
Baa2              2.7%
Ba1               2.2%
Ba2               0.5%
Ba3              13.2%
B1               19.6%
B2               32.0%
B3               23.5%
Caa               3.8%
Ca                0.2%
NotRated          2.0%


GRAPHICMATERIAL(5)

The following line graph hypothetically compares the performance of the fund's shares with the Salomon Brothers Combined Corporate Index and the CS First Boston High Yield Index, based on a $10,000 investment from 5/4/87 to 12/31/96.

Period Ending     Fund       Index      Index
      5/4/87     $9,579     $10,000    $10,000
     5/31/87     $9,579      $9,969     $9,969
     6/30/87     $9,512     $10,165    $10,106
     7/31/87     $9,515     $10,268    $10,067
     8/31/87     $9,553     $10,374    $10,046
     9/30/87     $9,157     $10,119     $9,743
    10/31/87     $8,810      $9,732    $10,012
    11/30/87     $9,216     $10,109    $10,141
    12/31/87     $9,350     $10,356    $10,315
     1/31/88     $9,686     $10,710    $10,743
     2/29/88     $9,948     $11,021    $10,911
     3/31/88     $9,857     $10,946    $10,795
     4/30/88     $9,946     $11,024    $10,729
     5/31/88     $9,940     $11,079    $10,711
     6/30/88    $10,098     $11,314    $11,001
     7/31/88    $10,203     $11,443    $10,957
     8/31/88    $10,208     $11,410    $10,999
     9/30/88    $10,299     $11,513    $11,262
    10/31/88    $10,423     $11,671    $11,460
    11/30/88    $10,417     $11,697    $11,349
    12/31/88    $10,500     $11,770    $11,370
     1/31/89    $10,771     $12,007    $11,554
     2/28/89    $10,823     $12,062    $11,493
     3/31/89    $10,765     $11,975    $11,543
     4/30/89    $10,884     $11,947    $11,737
     5/31/89    $11,023     $12,231    $12,062
     6/30/89    $11,224     $12,407    $12,402
     7/31/89    $11,248     $12,434    $12,609
     8/31/89    $11,367     $12,433    $12,449
     9/30/89    $11,233     $12,151    $12,470
    10/31/89    $10,986     $11,847    $12,673
    11/30/89    $10,912     $11,871    $12,762
    12/31/89    $10,987     $11,817    $12,774
     1/31/90    $10,647     $11,401    $12,605
     2/28/90    $10,298     $11,191    $12,600
     3/31/90    $10,442     $11,513    $12,640
     4/30/90    $10,174     $11,561    $12,530
     5/31/90    $10,402     $11,802    $12,902
     6/30/90    $10,651     $12,173    $13,127
     7/31/90    $10,968     $12,567    $13,301
     8/31/90    $10,358     $11,986    $13,046
     9/30/90     $9,543     $11,071    $13,011
    10/31/90     $8,984     $10,794    $13,007
    11/30/90     $9,130     $11,011    $13,265
    12/31/90     $9,188     $11,063    $13,457
     1/31/91     $8,998     $11,367    $13,655
     2/28/91     $9,925     $12,347    $13,990
     3/31/91    $10,805     $13,113    $14,267
     4/30/91    $11,436     $13,657    $14,536
     5/31/91    $11,446     $13,725    $14,642
     6/30/91    $11,878     $14,085    $14,701
     7/31/91    $12,496     $14,561    $14,936
     8/31/91    $12,781     $14,826    $15,259
     9/30/91    $12,993     $15,163    $15,553
    10/31/91    $13,502     $15,665    $15,744
    11/30/91    $13,603     $15,790    $15,908
    12/31/91    $13,782     $15,905    $16,364
     1/31/92    $14,247     $16,553    $16,292
     2/29/92    $14,541     $16,955    $16,479
     3/31/92    $14,806     $17,207    $16,450
     4/30/92    $14,977     $17,221    $16,559
     5/31/92    $15,187     $17,455    $16,891
     6/30/92    $15,316     $17,628    $17,160
     7/31/92    $15,528     $17,900    $17,558
     8/31/92    $15,759     $18,147    $17,738
     9/30/92    $15,877     $18,265    $17,937
    10/31/92    $15,738     $18,075    $17,661
    11/30/92    $15,988     $18,346    $17,705
    12/31/92    $16,189     $18,553    $17,995
     1/31/93    $16,537     $19,060    $18,429
     2/28/93    $16,805     $19,437    $18,822
     3/31/93    $17,156     $19,847    $18,930
     4/30/93    $17,251     $19,960    $19,074
     5/31/93    $17,394     $20,252    $19,117
     6/30/93    $17,797     $20,618    $19,560
     7/31/93    $18,092     $20,833    $19,705
     8/31/93    $18,157     $21,010    $20,127
     9/30/93    $18,189     $21,129    $20,205
    10/31/93    $18,619     $21,516    $20,329
    11/30/93    $18,702     $21,787    $20,152
    12/31/93    $18,967     $22,062    $20,289
     1/31/94    $19,271     $22,454    $20,662
     2/28/94    $19,120     $22,488    $20,284
     3/31/94    $18,296     $21,827    $19,669
     4/30/94    $18,081     $21,535    $19,494
     5/31/94    $18,074     $21,657    $19,461
     6/30/94    $18,175     $21,512    $19,432
     7/31/94    $18,127     $21,613    $19,819
     8/31/94    $18,327     $21,769    $19,868
     9/30/94    $18,424     $21,856    $19,582
    10/31/94    $18,485     $21,871    $19,551
    11/30/94    $18,313     $21,618    $19,473
    12/31/94    $18,509     $21,847    $19,650
     1/31/95    $18,816     $22,076    $20,043
     2/28/95    $19,628     $22,619    $20,606
     3/31/95    $19,843     $22,875    $20,781
     4/30/95    $20,391     $23,383    $21,147
     5/31/95    $20,871     $24,042    $22,082
     6/30/95    $21,124     $24,201    $22,254
     7/31/95    $21,355     $24,576    $22,227
     8/31/95    $21,329     $24,645    $22,527
     9/30/95    $21,549     $24,928    $22,779
    10/31/95    $21,714     $25,205    $23,064
    11/30/95    $21,746     $25,323    $23,472
    12/31/95    $22,110     $25,645    $23,843
     1/31/96    $22,459     $26,132    $24,039
     2/29/96    $22,607     $26,270    $23,618
     3/31/96    $22,441     $26,200    $23,427
     4/30/96    $22,506     $26,341    $23,232
     5/31/96    $22,618     $26,554    $23,251
     6/30/96    $22,620     $26,613    $23,549
     7/31/96    $22,825     $26,852    $23,619
     8/31/96    $23,201     $27,145    $23,622
     9/30/96    $23,804     $27,612    $24,115
    10/31/96    $23,964     $27,844    $24,684
    11/30/96    $24,526     $28,278    $25,178
    12/31/96    $24,885     $28,830    $24,969
-----------------------------------------------
      Totals    148.85%     188.30%    149.69%